TOWER CASH RESERVE FUND

(A Portfolio of Tower Mutual Funds)
SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1997

Effective March 11, 1998, Tower Cash Reserve Fund, a portfolio of Tower Mutual Funds, added a new class of shares called Class B Shares. Accordingly, the existing shares of Tower Cash Reserve Fund are designated as Class A Shares. All references in the prospectus, dated October 31, 1997, to Tower Cash Reserve Fund are to the Class A Shares class of the portfolio.

A. Please delete the first paragraph of the section entitled "Synopsis" on page 1 of the prospectus and replace it with the following:

   "The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 8, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. Tower Capital Appreciation Fund and Tower Cash Reserve Fund currently offer two classes of shares, Class A Shares and Class B Shares. Each Fund is designed for institutions and individuals as a convenient means of accumulating an interest in a professionally managed portfolio. This prospectus relates to Tower Louisiana Municipal Income Fund, Tower Total Return Bond Fund, Tower U.S. Government Income Fund, Class A Shares of Tower Cash Reserve Fund, Tower U.S. Treasury Money Market Fund and Class A Shares and Class B Shares of Tower Capital Appreciation Fund."

B. Please delete the fifth paragraph of the section entitled "Performance Information" on page 45 of the prospectus and replace it with the following:

   "With respect to Capital Appreciation Fund and Cash Reserve Fund, total return and yield will be calculated separately for Class A Shares and Class B Shares. Expense differences between Class A Shares and Class B Shares may affect the performance of each class."

C. On page 46 of the prospectus, following the section entitled "Performance Information" please add the following:

   "OTHER CLASSES OF SHARES

   Cash Reserve Fund also offers another class of shares called Class B Shares. Class B Shares are sold at net asset value and are subject to an initial investment of $1,000 unless the investment is in a retirement plan, in which case the minimum initial investment is $250.

   Class A Shares and Class B Shares are subject to certain of the same expenses.

   Class A Shares of the Fund are distributed with a 12b-1 Plan fee of 0.25% and Class B Shares are distributed with a 12b-1 Plan fee of 0.75% and are subject to a shareholder servicing fee of 0.25%. Class A Shares are not subject to a shareholder servicing fee.

   Expense differences between classes may affect the performance of each class of shares.

     To obtain more information and a prospectus for Class B Shares, investors may call 1-800-999-0124."

                                                                  March 11, 1998

[GRAPHIC OMITTED]

     Cusip 891836405
     G01034-07 (3/98)
[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

     Cusip 891836405
     G01034-08 (3/98)

TOWER CASH RESERVE FUND

(A Portfolio of Tower Mutual Funds)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 1997

Effective March 11, 1998, Tower Cash Reserve Fund, a portfolio of Tower Mutual Funds, added a new class of shares called Class B Shares. Accordingly, the existing shares of Tower Cash Reserve Fund are designated as Class A Shares. All references in the Statement of Additional Information, dated October 31, 1997, to Tower Cash Reserve Fund are to the Class A Shares class of the portfolio.

                                                                  March 11, 1998